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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 4, 2004



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)



   NEW BRUNSWICK                   0-29302                   980151150
  (State or other              (Commission File            (I.R.S. Employer
  jurisdiction of                  Number)             Identification Number)
   organization)



                5280 SOLAR DRIVE, SUITE 300                     L4W 5M8
                   MISSISSAUGA, ONTARIO                        (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Earnings Press Release, dated March 4, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On March 4, 2004, TLC Vision Corporation (the "Registrant") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. This Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                     * * *



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 2004

                                             TLC VISION CORPORATION



                                             By:  /s/ Robert W. May
                                                -------------------------------
                                                 Robert W. May
                                                 General Counsel  and Secretary




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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Earnings Press Release, dated March 4, 2004



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